UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

March 14, 2006 Chemokine Therapeutics Corp. announced that the results of the National Cancer Institute (NCI) study elucidating the potential of Chemokine Therapeutics' lead drug candidate CTCE-9908 in the treatment of osteosarcoma have been accepted for presentation at the 2006 Pediatric Academic Societies’ Annual Meeting in San Francisco, California.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

March 14, 2006 Chemokine Therapeutics Corp. announced that the results of the National Cancer Institute (NCI) study elucidating the potential of Chemokine Therapeutics' lead drug candidate CTCE-9908 in the treatment of osteosarcoma have been accepted for presentation at the 2006 Pediatric Academic Societies’ Annual Meeting in San Francisco, California.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1

March 14, 2006 Chemokine Therapeutics Corp. announced that the results of the National Cancer Institute (NCI) study elucidating the potential of Chemokine Therapeutics' lead drug candidate CTCE-9908 in the treatment of osteosarcoma have been accepted for presentation at the 2006 Pediatric Academic Societies’ Annual Meeting in San Francisco, California.

Exhibit 99.1

TSX: CTI & OTCBB: CHKT

STUDY OF CHEMOKINE THERAPEUTICS’ ANTI-CANCER DRUG CTCE-9908 TO BE PRESENTED AT THE PEDIATRIC ACADEMIC SOCIETIES’ ANNUAL MEETING

Vancouver, BC (March 14, 2006) – Chemokine Therapeutics Corp. (the Company) (TSX: CTI; OTCBB: CHKT), a biotechnology company developing drugs in the field of chemokines, today announced that the results of the National Cancer Institute (NCI) study elucidating the potential of Chemokine Therapeutics' lead drug candidate CTCE-9908 in the treatment of osteosarcoma have been accepted for presentation at the 2006 Pediatric Academic Societies’ Annual Meeting in San Francisco, California. The NCI Investigators presenting these findings will be awarded the David Nathan award in Hematology / Oncology for this important work. The presentation will discuss the work related to the anti-metastatic properties of CTCE-9908 in an osteosarcoma model and the potential mechanisms involved.

Osteosarcoma is a bone tumor that occurs predominantly in adolescents and young adults.  The cancer develops in the bone and spreads almost exclusively to the lungs. According to the NCI, while overall survival rates approach 70%, patients with metastatic disease do not fare as well, with only a 20% survival rate.  CTCE-9908 is designed to inhibit the spread of osteosarcoma with the potential for use with existing therapies (chemotherapy and surgery) to improve treatment outcomes. In July of 2005, the United States Food and Drug Administration (FDA) granted orphan-drug designation to CTCE-9908 for the treatment of osteosarcoma, a major achievement for the Company.

The abstract will be available on the Pediatric Academic Societies web site www.pas-meeting.org, and the American Society of Pediatric Hematology/Oncology web site www.aspho.org.

About Orphan Drug Status

Once the FDA grants marketing approval of an orphan drug, a company will have seven years exclusivity to the drug, In addition, the orphan drug designation enables a company to apply for grants to fund both clinical and non-clinical studies from both the National Institutes of Health (NIH) and the FDA. The Office of Orphan Products Development under the FDA provides protocol assistance, advice on the conduct of clinical trials, tax credits equal to 50% of the total clinical trial costs in the U.S., and a waiver of the New Drug submission fee and annual establishment and product fees.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration.   Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five products with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth. For more information, please visit its website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Corporate Contact: Frederica Bell Director, Investor Relations Chemokine Therapeutics Corp. (604)827-3131 fbell@chemokine.net